Exhibit (a)(5)(E)

IN THE HIGH COURT OF JUDICATURE AT BOMBAY

ORDINARY ORIGINAL CIVIL JURISDICTION

COMPANY SUMMONS FOR DIRECTION NO. 858 OF 2012

In the matter of:
The Companies Act, 1956;
And
In the matter of:
Sections 391 to 394 read with Sections 78, 100 to 103 of the Companies Act, 1956;
And
In the matter of:
iGATE Computer Systems Limited, a company incorporated under the provisions of the Companies Act, 1956;
And
In the matter of:
Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited

iGATE Computer Systems Limited, a company incorporated under the provisions of Companies Act, 1956, having its registered office at Level II, Tower 3, Cybercity, Magarpatta City, Hadapsar, Pune 411 013, Maharashtra	) ) ) ) ) )	…..Applicant Company

REPORT OF THE CHAIRMAN OF THE MEETING OF THE EQUITY SHAREHOLDERS OF

THE APPLICANT COMPANY

I, Mukund Srinath, aged 52 years, Indian Inhabitant, the person appointed by this Hon’ble High Court of Bombay to act, in absence of Mr. Sujit Sircar, as Chairman of the meeting of the equity Shareholders of the Applicant Company, do hereby report to this Hon’ble Court as follows:

1.

Pursuant to the order dated 20 December 2012 of this Horrible High Court, the meeting of the equity shareholders of the Applicant Company was summoned by notice dated 26 December 2012, served individually upon the equity shareholder and by advertisement published in “Sakal Times” (Pune edition) in English language and Marathi translation thereof in “Sakal” (Pune edition) both circulated in Pune on 29 December 2012 and held on Tuesday, the 22nd day of January, 2013 at 10:00 a.m. (1000 hours), at Level II, Tower 3, Cybercity, Magarpatta City, Hadapsar, Pune 411 013, Maharashtra, for the purpose of considering, and if thought fit, approving with or without modification(s), the proposed Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited (hereinafter referred to as the “Scheme”). I crave leave to refer to and rely upon the affidavit of Mr Sujit Sircar dated 9 January 201.3 proving transmission of notice of the meeting on the equity shareholders of the Applicant Company and advertisement of notice of meeting in the newspapers. By the said order, Mr Sujit Sircar, Director of the Applicant Company and in his absence Mr Mukund Srinath, Director of the Applicant Company and in his absence, Mr Rajesh Ramdas, Company Secretary of the Applicant Company, were appointed as Chairman of the said meeting of equity shareholders of the Applicant Company. Since, Mr Sujit Sircar was not able to attend and chair the meeting, I chaired the said meeting. As Chairman of the said meeting appointed by this Hon’ble Court. I submit my Report of the said meeting.

2.	The said meeting of the equity shareholders of the Applicant Company was held on Tuesday, the 22nd day of January, 2013 at 10:00 a.m. (1000 hours), the appointed time, at Level II, Tower 3,

Cybercity, Magarpatta City, Hadapsar, Pune 411 013, Maharashtra, as directed by this Hon’ble High Court and was attended either personally or by proxy or by authorised representatives of 21 equity shareholders holding 11,29,46,417 equity shares of the Applicant Company. The requisite quorum of 5 (five) equity shareholders in person was present at the meeting and the said meeting was called “to order”. I announced that proxies / authorizations and proxy register are kept for inspection at the venue.

3.	The Notice dated 26 December 2012 convening the said meeting, the Explanatory Statement under Section 393 of the Companies Act, 1956 and the Scheme were taken as read with the permission of the members present. I then explained in brief the salient features of the Scheme to the meeting. Thereafter views/queries in relation to the Scheme, placed by the equity shareholders were clarified by me.

4.	I informed the shareholders that the Board of Directors of the Company, at their meeting held on 16 January 2013 have approved an amendment to the Scheme. The amendment proposes to change the Appointed Date for the amalgamation of the Company with iGATE Global Solutions Limited from 1 December 2012 to 1 April 2012.

5.	I then proposed the following resolution before the equity shareholders of the Applicant Company for consideration:-

“RESOLVED that the Appointed Date as stated in Clause 1 sub clause 1.1 of the Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited be and is hereby amended as follows:

“Appointed Date means the opening of business on 1 April 2012 or such other date as may be determined by the Boards of the Transferor Company and the Transferee Company.”

RESOLVED FURTHER THAT any of the Directors of the Company be and are hereby jointly and severally authorized to do all such acts and deeds necessary to give effect to the aforementioned resolution.”

6.	The aforesaid resolution was seconded by Mr Damodar Rao, an equity shareholder of the Applicant Company. Thereupon, I directed that a poll on the said resolution for approval to the amendment to the Scheme to take place.

7.	I then appointed Mr Vilas Kuradikeri, an equity shareholder of the Applicant Company and Mr Shailesh lndapurkar, a practicing Company Secretary, both of whom are not the officers or employees of the Applicant Company, to be the Scrutineers in respect of the poll for approving the proposed amendment to the Scheme by the members present at the said meeting. Both the Scrutineers accepted their appointment. Prior to commencement of the poll, I directed the Scrutineers to inspect the ballot box. Thereafter, at my request, the Company Secretary explained to the equity shareholders, present at the meeting, the detailed instructions printed on the reverse of the poll paper to facilitate voting by the equity shareholders. The empty ballot box was shown to the members present, which was then locked by the Scrutineers. The equity shareholders were then requested to cast their votes on the poll papers distributed to them and to deposit the poll papers in the ballot box.

8.	The equity shareholders present in the meeting then cast their ballot for amendment to the Scheme. After the equity shareholders had cast their votes and deposited their poll papers in the ballot box, the said ballot box was sealed by the Scrutineers, with due identification marks placed by them.

9.	On scrutiny by the appointed Scrutineers, 18 members present in person or by proxy or by authorised representative representing 11,29,46,355 equity shares cast their votes. 3 members present in person or by proxy or by authorised representative representing 62 equity shares did not cast their votes. 1 ballot in which 2 members had cast their votes together representing 75 equity shares was found to be invalid. Therefore, 16 members present in person or by proxy or by authorised representative representing 11,29,46,280 equity shares cast their votes validly. The Scrutineers after verifying the poll papers submitted their report and the details of the poll results for approving the proposed amendment in the Scheme are as under:-

(i)	16 equity shareholders holding in aggregate 11,29,46,280 equity shares, constituting 100% in number and representing 100% in holding of the equity shares, present in person or by proxy or by authorised representative and validly voting at the meeting, voted in favour of the amendment to the Scheme.

(ii)	No equity shareholder voted against the amendment to the Scheme; and

(iii)	1 Ballot on which 2 members had voted representing a total of 75 equity shares was declared invalid.

The report of the Scrutineers, appointed for the purpose of the poll for the said resolution for amendment with a list of equity shareholders who attended and voted “FOR” and “AGAINST”, did not vote and those whose votes were declared invalid, was given by the Scrutineers to me is annexed and marked as Annexure A hereto.

10.	Accordingly, the amendment to the Scheme was approved unanimously by members present in person or by proxy or by authorised representative and voting validly at the meeting. Accordingly, I directed the Company Secretary to carry out the said amendment to the Scheme.

11.	Thereafter, the resolution set out herein below proposing approval of the Scheme, as amended at the meeting, was placed before the equity shareholders of the Applicant Company for consideration:-

“RESOLVED THAT the amended Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited pursuant to the provisions of Sections 391 to 394 and other applicable provisions, if any, of the Companies Act, 1956 (as amended up to date) (the “Scheme”) which has been placed before the meeting and initialled by the Chairman of the meeting for the purpose of identification, be and is hereby approved.

RESOLVED FURTHER THAT the Board of Directors of the Company which includes any committee thereof or any Director or officer or person authorized in that behalf, be and are hereby severally authorized to do all such acts, deeds, matters and things as are considered requisite or necessary to effectively implement the amended Scheme and to make such modifications or amendments or additions to the amended Scheme or consent to conditions or limitations which either the Board of Directors of the Company (hereinafter referred to as the “Board” which term shall include any Committee which the Board of Directors of the Company may have constituted or may thereafter constitute and/or any director or any individual, delegated with the powers necessary for the purpose) or the Board of Directors of IGATE Global Solutions Limited may deem fit, to accept such modification as imposed by the Hon’ble High Court of Judicature at Bombay and/or by any other authority, while sanctioning the amended Scheme and to execute all deeds, instruments and documents as are considered necessary, or to review the position relating to the satisfaction of the conditions of the amended Scheme and if necessary, to waive any of those (to the extent permissible by law) for bringing the amended Scheme into effect, and/or give such consents as may be required in terms of this amended Scheme.”

12.	The aforesaid resolution was seconded by Mr Shripad Deshmukh, an equity shareholder of the Applicant Company. Thereupon, I directed that a poll on the said resolution for approval to the amended Scheme to take place.

13.	I then appointed Mr Vilas Kuradikeri, an equity shareholder of the Applicant Company and Mr Shailesh lndapurkar, a practicing Company Secretary, both of whom are not the officers or employees of the Applicant Company, to be e Scruthleers in respect of the poll for approval to the amended Scheme by the members present in the meeting. Both the Scrutineers accepted their appointment. Prior to commencement of the second poll, I directed the Scrutineers to inspect the ballot box. Thereafter, at my request, the Company Secretary explained to the meeting, the detailed instructions printed on the reverse of the poll paper to facilitate voting by the equity shareholders. The empty ballot box was shown to the members and proxy holders present, which was then locked by the Scrutineers. The equity shareholders were then requested to cast their votes on the poll papers distributed to them and to deposit the poll papers in the ballot box. I also informed the members that they can, if they so desire, remain present at the time of the scrutiny of ballot papers for both the polls. I then informed the members that the result of the poll will be declared soon after the report is submitted by Scrutineers and the same will also be available at the Registered Office of the Company.

14.	The equity shareholders present in the meeting then cast their ballot for approval to the Scheme. After the equity shareholders had cast their votes and deposited their poll papers in the ballot box, the said ballot box was sealed by the Scrutineers, with due identification marks placed by them. Thereafter, I declared the meeting closed.

15.	The Scrutineers appointed for the meeting were then requested to report to me the result of the voting in respect of the said resolution set out in paragraph 11 hereinabove.

16.	On scrutiny by the appointed Scrutineers, 19 members present in person or by proxy or by authorised representative representing 11,29,46,415 equity shares cast their votes. 2 members present in person or by proxy or by authorised representative representing 2 equity shares did not cast their o votes. 2 ballots representing 37 equity shares were found to be invalid. Therefore, 17 members present in person or by proxy or by authorized representative representing 11,29,46,378 equity shares cast their votes validly. The Scrutineers after verifying the poll papers submitted their report and the details of the poll results for approving the amended Scheme are as under:-

(i)	17 equity shareholders holding in aggregate 11,29,46,378 equity shares, constituting 100% in number and representing 100% in holding of the equity shares, present in person or by proxy or by authorised representative and validly voting at the meeting, voted in favour of the amended Scheme.

(ii)	No equity shareholder voted against the amended Scheme; and

(iii)	2 Ballots representing 37 equity shares were declared invalid.

17.	The report of the Scrutineers, appointed for the above mentioned poll with a list of equity shareholders who attended and voted “FOR” and “AGAINST”, did not vote and those whose votes were declared invalid, was given by the Scrutineers to me is annexed and marked as Annexure B hereto.

18.	Based on the abovementioned Scrutineers Report for the poll conducted at the said meeting of the equity shareholders, the amended Scheme of Arrangement was approved unanimously by members present in person or by proxy or by authorised representative and voting validly at the meeting.

19.	As the Chairman of the aforesaid meeting of the equity shareholders, I crave leave to refer to the copy of the Poll Lists, and minutes of the meeting, if necessary, or required by this Hon’ble Court. I, however, submit that the present Report clearly sets out the result of the meeting and the voting thereat.

Dated this 6th February, 2013

/s/ Mukund Srinath
Mukund Srinath
Chairman appointed by the Court for the aforesaid meeting of the equity shareholders

ANNEXURE “A”

SCRUTINEERS’ REPORT ON AMENDMENT TO THE SCHEME OF ARRANGEMENT

SCRUTINEERS’ REPORT

To

Mr. Mukund Srinath

Chairman of the Court Convened Meeting

of the Equity Shareholders of

iGATE Computer Systems Limited, Pune

REPORT OF THE SCRUTINEERS ON THE POLL HELD ON TUESDAY, THE 22ND DAY OF JANUARY, 2013 AT THE COURT CONVENED MEETING OF THE EQUITY SHAREHOLDERS OF iGATE COMPUTER SYSTEMS LIMITED SEEKING AMENDMENT TO THE SCHEME

Dear Sir,

We, Vilas Kuradikeri equity shareholder and CS Shailesh Indapurkar a practicing Company Secretary appointed as Scrutineers for the purpose of the poll taken at the meeting of the Equity Shareholders of iGATE Computer Systems Limited (the “Company”), held on the 22nd January, 2013 at 10:00 a.m. at Level II, Tower 3, Cybercity, Magarpatta City, Hadapsar, Pune 411 013, Maharashtra, on the resolution seeking shareholders’ approval to the proposed amendment to the Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited, do submit our report as under:

1.	The empty ballot box kept for polling was duly inspected by the members present.

2.	After votes were cast, the ballot box was sealed in our presence.

3.	The sealed ballot box was subsequently opened in our presence and poll papers were diligently scrutinized. The poll papers were scrutinized with the records maintained by the Registrar and Transfer Agent of the Company and the authorisations /proxies lodged with the Company.

4.	One poll paper which was incomplete and/or which were otherwise found defective have been treated as invalid.

5.	The result of the poll seeking approval to the proposed amendment to the Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited is as follows:

Total Number of Members present in person or by proxy or by authorised representative	21

Total Number of Shares held by the Members present in person or by proxy or by authorised representative	11,29,46,417

Total Number of Members present in person or by proxy or by authorised representative who did not cast their votes	3

Total Number of Votes (in terms of number of shares held and who did not cast their vote)	62

Total Number of Members present in person or by proxy or by authorised representative who cast their votes	18

Total Number of Votes (in terms of number of shares held) cast by them	11,29,46,355

Total Number of Members present in person or by proxy or by authorised representative who did not cast their votes validly	2

Total Number of Votes (in terms of number of shares held) found to be invalid	75

Total Number of Members present in person or by proxy or by authorised representative who cast their votes validly	16

Total Number of Votes (in terms of number of shares held) cast by them validly.	11,29,46,280

(a)	Voted in favour of the resolution:

Number of members present and voting (in person or by proxy or by authorised representative)	% of the total number of members present and validly voting (in person or by proxy or by authorised representative)	Number of votes (in terms of number of shares held) cast by them	% of total number of votes (in terms of number of shares held) cast by them

16	100%	1129,46,280	100%

(b)	Voted against the resolution:

Number of members present and voting (in person or by proxy or by authorised representative)	% of the total number of members present and voting (in person or by proxy or by authorised representative)	Number of votes (in terms of number of shares held) cast by them	% of total number of votes (in terms of number of shares held) cast by them

NIL	NIL	NIL	NIL

(c)	Invalid votes:

Number of members present and voting (in person or by proxy or by authorised representative)	Number of votes (in terms of number of shares held) cast by them

2	75

6.	The list of equity shareholders, who voted “FOR”, “AGAINST”, did not vote and those whose votes were declared invalid is annexed hereto.

7.	All the Poll Sheets have been accounted for.

8.	The poll papers for the poll conducted and all other relevant records were sealed and handed over to the Company Secretary for safe keeping.

9.	Based on the above facts, the resolution for proposed amendment to the Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited may be considered as passed unanimously as per the provisions of the Companies Act, 1956.

10.	This report is being handed over to the Chairman.

/s/ Vilas Kuradikeri	/s/ CS Shailesh Indapurkar
Vilas Kuradikeri	CS Shailesh Indapurkar
Folio No: PAT103612	Shailesh Indapurkar & Associates
Mini Villa No. 3 Borewell Road, Whitefield	Practising Company Secretary
Bangalore 5600066	C. P. No: 5701
1170/10, Revenue Colony,
Shivajinagar, Pune 411 005.

Place: Pune

Date: 22nd January 2013

LIST OF SHAREHOLDERS WHO VOTED FOR THE AMENDMENT TO THE SCHEME

Sr. No.	Ballot No.	Name	Joint Shareholder	DP ID	Client ID/Folio ID	Number of shares	Name of the proxy / authorised representative	Present in person / proxy / authorised representative
1	1	Shripad Deshrnukh	NA		PAT013599	1	NA	Present n person
2	2	Public Employee Retirements Systems of OH1D	NA	IN300167	10086446	5,533	Hemant Kumar	Proxy
3	3	B Damodar Rao	NA		10240652 PAT103596	1	NA	Present in person
4	4	Julius Joseph Sangle	NA		PAT103597	1	NA	Present in person
5	5	Manjiri Kale	NA		PAT103598	1	Ganesh Pardeshi	Proxy
6	6	Pan Asia iGate Solutions Inc.	NA	IN30039z	18094684	96,385,695	Rajesh Ramdas	Authorised Representative
7	7	Satish Madkar	NA		PAT103600	1	NA	Present in person
8	a	Manish Shekhawat	NA		PAT103611	1	NA	Present in person
9	9	Mukund Shrinath	NA		1206290000000827	1	NA	Present in person
10	10	Vilas Kuradikeri	NA		PAT103612	1	NA	Present in person
11	11	iGate Global Solutions Limited	NA	IN301926	30515799	16,551,539	Vilas Kuradikeri	Authorised Representative
12	13	Sheetal Sawant	NA		PAT103610	1	NA	Present in person
13	14	Deepti Kulkarni	NA		PAT103609	1	Sheetal Sawant	Proxy
14	15	Vijay Khare	NA	IN302902	43397196	2.001	Sheetal Sawant	Proxy
15	16	Ramesh Mahajan	NA	IN302902 .	40730828	2	Sheetal Sawant	Proxy
16	17	Gladys D’souza	NA	IN302902	47965252	1,500	Sheetal Sawant	Proxy

TOTAL						112,946,280

/s/ Vilas Kuradikeri	/s/ CS Shailesh Indapurkar
Signature of Scrutineer (1)	Signature of Scrutineer (2)

ANNEXURE - II

LIST OF SHAREHOLDERS WHO VOTED AGAINST THE AMENDMENT TO THE SCHEME

Sr. No.	Ballot No.	Name	Joint Shareholder	DP ID	Client ID/ Folio ID	Address	Number of Shares	Value	Present in person / proxy / authorised representative	Name of the proxy / authorised representative

Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Ni	Nil

TOTAL							0	0

/s/ Vilas Kuradikeri	/s/ CS Shailesh Indapurkar
Signature of Scrutineer (1)	Signature of Scrutineer (2)

ANNEXURE - Ill

LIST OF INVALID VOTES

Sr. No.	Ballot No.	Name	Joint Shareholder	DP ID	Client ID/ Folio ID	Number of shares	Reason for considering invalid
1	12	Nema Fakhuruddin Lokhandwala	NA	IN300020	11168389	25	Two voters in one Ballot Paper
2	12	Fakhuruddin A Lokhandwala	NA	IN300020	10335451	50	Two voters in one Ballot Paper

TOTAL						75

/s/ Vilas Kuradikeri	/s/ CS Shailesh Indapurkar
Signature of Scrutineer (1)	Signature of Scrutineer (2)

ANNEXURE - IV

LIST OF SHAREHOLDERS WHO DID NOT VOTE

Sr. No.	Ballot No.	Name	Joint Shareholder	DP ID	Client ID/Folio ID	Number of shares
1		DALAI PANDURANG SHANKAR	NA	IN300280	10269832	25
2		RAVINDRA VITHAL BONAGIR	NA	IN300280	1204470000358195	2
3		BAPAT GIRISH SADASHIV	NA	IN300280	10649345	35

TOTAL						62

/s/ Vilas Kuradikeri	/s/ CS Shailesh Indapurkar
Signature of Scrutineer (1)	Signature of Scrutineer (2)

ANNEXURE “B”

SCRUTINEERS’ REPORT ON THE AMENDED SCHEME OF ARRANGEMENT

SCRUTINEERS’ REPORT

To

Mr. Mukund Srinath

Chairman of the Court Convened Meeting

of the Equity Shareholders

of iGATE Computer Systems Limited,

REPORT OF THE SCRUTINEERS ON THE POLL HELD ON TUESDAY, THE 22 DAY OF JANUARY, 2013 AT THE COURT CONVENED MEETING OF THE EQUITY SHAREHOLDERS OF iGATE COMPUTER SYSTEMS LIMITED FOR APPROVAL OF THE AMENDED SCHEME OF ARRANGEMENT

Dear Sir,

We, Vilas Kuradikeri equity shareholder and CS Shailesh lndapurkar a practicing Company Secretary appointed as Scrutineers for the purpose of the poll taken at the meeting of the Equity Shareholders of iGATE Computer Systems Limited (the “Company”), held on the 22nd January, 2013 at 10:00 a.m. at Level II, Tower 3, Cybercity, Magarpatta City, Hadapsar, Pune 411 013, Maharashtra, on the resolution seeking shareholders’ approval to the amended Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited, do submit our report as under:

1.	The empty ballot box kept for polling was duly inspected by the members present.

2.	After votes were cast, the ballot box was sealed in our presence.

3.	The sealed ballot box was subsequently opened in our presence and poll papers were diligently scrutinised. The poll papers were scrutinised with the records maintained by the Registrar and Transfer Agent of the Company and the authorisations/proxies lodged with the Company.

4.	Two poll papers which were incomplete and/or which were otherwise found defective have been treated as invalid.

5.	The result of the poll seeking approval to the amended Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited is as follows:

Total Number of Members present in person or by proxy or by authorised representative	21

Total Number of Shares held by the Members present in person or by proxy or by authorised representative	11,29,46,417

Total Number of Members present in person or by proxy or by authorised representative who did not cast their votes

Total Number of Votes (in terms of number of shares held and who did not cast their vote)

Total Number of Members present in person or by proxy or by authorised representative who cast their votes	19

Total Number of Votes (in terms of number of shares held) cast by them	11,29,46,415

Total Number of ballots found to be invalid	2

Total Number of Votes (in terms of number of shares held) found to be invalid	37

Total Number of Members present in person or by proxy or by authorised representative who cast their votes validly	17

Total Number of Votes (in terms of number of shares held) cast by them validly	11,29,46,378

(a)	Voted in favour of the resolution:

Number of members present and voting (in person or by proxy or by authorised representative)	% of the total number of members present and validly voting (in person or by proxy or by authorised representative)	Number of votes (in terms of number of shares held) cast by them	% of total number of votes (in terms of number of shares held) cast by them

17	100%	11,29,46,378	100%

(b)	Voted against the resolution:

Number of members present and voting (in person or by proxy or by authorised representative)	% of the total number of members present and voting (in person or by proxy or by authorised representative)	Number of votes (in terms of number of shares held) cast by them	% of total number of votes (in terms of number of shares held) cast by them

NIL	NIL	NIL	NIL

(c)	Invalid votes:

Number of members present and voting (in person or by proxy or by authorised representative)	Number of votes (in terms of number of shares held) cast by them

2	37

6.	A list of equity shareholders, who voted “FOR”, “AGAINST”, did not vote and those whose votes were declared invalid is annexed hereto.

7.	All the Poll Sheets have been accounted for.

8.	The poll papers for the poll conducted and all other relevant records were sealed and handed over to the Company Secretary for safe keeping.

9.	Based on the above facts, the resolution to the amended Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited, may be considered as passed unanimously as per the requirements of the provisions of the Companies Act, 1956.

10.	This report is being handed over to the Chairman.

/s/ Vilas Kuradikeri	/s/ CS Shailesh Indapurkar
Vilas Kuradikeri	CS Shailesh Indapurkar
Folio No: PAT103612	Shailesh Indapurkar & Associates
Mini Villa No. 3 Borewell Road, Whitefield	Practising Company Secretary
Bangalore 5600066	C. P. No: 5701
1170/10, Revenue Colony,
Shivajinagar, Pune 411 005.

Place: Pune

Date: 22nd January 2013

ANNEXURE - 1

LIST OF SHAREHOLDERS WHO VOTED FOR THE AMENDED SCHEME

Sr. No.	Ballot No.	Name	Joint Shareholder	DP ID	Client ID/Folio ID	Number of shares	Name of the proxy / authorised representative	Present in person / proxy / authorised representative
1	1	iGate Global Solutions Limited	NA		30515799	16,551,539	Vilas Kuradikeri	Authorised Representative
2	2	Pan Asia iGate Solutions Inc	NA	IN301926	18094684	96,385,695	Rajesh Ramdas	Authorised Representative
3	3	Sheetal Sawant	NA	IN300394	PAT103610	1		Present in person
4	4	Deepti Kulkarni	NA		PAT103609	1	Sheetal Sawant	Proxy
5	5	Vijay Khare	NA		433971968	2,001	Sheetal Sawant	Proxy
6	6	Ramesh Mahajan	NA	IN302902	40730828	2	Sheetal Sawant	Proxy
7	7	Gladys D’souza	NA	IN302902	47965252	1,500	Sheetal Sawant	Proxy
8	a	Mukund Shrinath	NA	IN302902	1206290000000827	1	NA	Present in person
9	9	Vilas Kuradikeri	NA		PAT103612	1	NA	Present in person
10	10	Manish Shekhawat	NA		PAT103611	1	NA	Present in person
11	11	Shripad Deshmukh	NA		PAT103599	1	NA	Present in person
12	12	Pubic Employee Retirements Systems of OHID	NA	IN300167	10086446	5,533	Hemant Kumar	Proxy
13	13	B Damodar Rao	NA		PAT103596	1	NA	Present in person
14	15	Fakhruddin Lokhandwala	NA	IN300020	10335451	50	NA	Present in person
15	16	Mrs. Nema F. Lokhandwala	NA	IN300020	11185389	25	NA	Present in person
16	17	Dala Pandurang Shankar		IN300280	10269832	25	NA	Present in person
17	18	Satish Macikar	NA		PAT0103600	1	NA	Present in person

TOTAL						112,946,378

/s/ Vilas Kuradikeri	/s/ CS Shailesh Indapurkar
Signature of Scrutineer (1)	Signature of Scrutineer (2)

ANNEXURE - II

LIST OF SHAREHOLDERS WHO VOTED AGAINST THE AMENDED SCHEME

Sr. No.	Ballot No.	Name	Joint Shareholder	DP ID	Client ID/ Folio ID	Address	Number of Shares	Value	Present in person / proxy / authorised representative	Name of the proxy / authorised representative

Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Ni	Nil

TOTAL							0	0

/s/ Vilas Kuradikeri	/s/ CS Shailesh Indapurkar
Signature of Scrutineer (1)	Signature of Scrutineer (2)

ANNEXURE - III

LIST OF INVALID VOTES

Sr. No.	Ballot No.	Name	Joint Shareholder	DP ID	Client ID/Folio ID	Number of shares	Reason for considering invalid
1	14	Bapat Girish Sadashiv	Nil	IN300280	10649345	35	Declared invalid since it was incomplete
2	19	Ravindra Vithal Sonagir	Nil	IN300280	1204470000358195	2	Declared invalid since signature was not matching

TOTAL						37

/s/ Vilas Kuradikeri	/s/ CS Shailesh Indapurkar
Signature of Scrutineer (1)	Signature of Scrutineer (2)

ANNEXURE - IV

LIST OF SHAREHOLDERS WHO DID NOT VOTE

Sr. No.	Ballot No.	Name	Joint Shareholder	DP ID	Client ID/Folio ID	Number of shares
1		JULIUS SANGLE	NA		PAT103597	1
2		MANJIRI KALE	NA		PAT103598	1

TOTAL						2

/s/ Vilas Kuradikeri	/s/ CS Shailesh Indapurkar
Signature of Scrutineer (1)	Signature of Scrutineer (2)

IN THE HIGH COURT OF JUDICATURE AT BOMBAY

ORDINARY ORIGINAL CIVIL JURISDICTION

COMPANY SUMMONS FOR DIRECTION NO. 858 OF 2012

In the matter of:
The Companies Act, 1956;
And
In the matter of:
Sections 391 to 394 read with Sections 78, 100 to 103 of the Companies Act, 1956;
And
In the matter of:
iGATE Computer Systems Limited, a company incorporated under the provisions of the Companies Act, 1956;
And
In the matter of:
Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited

iGATE Computer Systems Limited, a company incorporated under the provisions of Companies Act, 1956, having its registered office at Level II, Tower 3, Cybercity, Magarpatta City, Hadapsar, Pune 411 013, Maharashtra	) ) ) ) ) )	…..Applicant Company

AFFIDAVIT IN SUPPORT OF THE REPORT OF THE CHAIRMAN

I, Mukund Srinath, aged 52 years, Indian Inhabitant, presently in Bangalore, the person appointed by this Hon’ble Court to act, in absence of Mr. Sujit Sircar, as the Chairman of the meeting of the equity shareholders of the Applicant Company, having my office at Level II, Tower 3, Cybercity, Magarpatta City, Hadapsar, Pune 411 013, Maharashtra, do hereby solemnly affirm and say as under:

1.

By an order dated 20th day of December, 2012 passed by this Hon’ble Court in the above Company Application, the Applicant Company was directed to hold meeting of the equity shareholders of the Applicant Company to seek their approval with or without modifications, the arrangement embodied in the proposed Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited. Pursuant to the said order, Mr Sujit Sircar, Director of the Applicant Company, or in his absence, Mr Mukund Srinath, Director of the Applicant Company, or in his absence, Mr Rajesh Ramdas, Company Secretary of the Applicant Company, were appointed as Chairman of the said meeting. Since, Mr. Sujit Sircar was not able to attend the meeting, accordingly I was appointed as the Chairman to preside over the said meeting.

2.	Accordingly the meeting of the equity shareholders of the Applicant Company was convened and held on Tuesday, the 22nd day of January, 2013 at 10:00 a.m. (1000 hours), at Level II, Tower 3, Cybercity, Magarpatta City, Hadapsar, Pune 411 013, Maharashtra and I acted as the Chairman of the said meeting.

3.

I, as the Chairman of the said meeting, have submitted my Report dated 31st of January, 2013 as to the result of the said meeting. I have verified the said report as reflecting true and correct facts relating to the proceedings of the said meeting.

Solemnly affirmed at Bangalore this

6th  February 2013

Before me

M/s. Khaitan & Co.,

Advocates for the Applicant Company,

One Indiabulls Centre, 13th Floor, Tower 1,

841 Senapati Bapat Marg, Mumbai 400 013

IN THE HIGH COURT OF JUDICATURE AT BOMBAY ORDINARY ORIGINAL CIVIL JURISDICTION COMPANY SUMMONS FOR DIRECTION NO. 858 OF 2012
In the matter of :
The Companies Act, 1956
And
In the matter of:
Sections 391 to 394 read with Section 78, 100 to 103 of the Companies Act, 1956;
And
In the matter of: iGATE Computer Systems Limited, a company incorporated under the provisions of the Companies Act, 1956
And
In the matter of:
Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited
iGATE Computer Systems Limited…Applicant Company
REPORT OF THE CHAIRMAN OF THE MEETING OF THE EQUITY SHAREHOLDERS OF THE APPLICANT COMPANY
DATED THIS 31st DAY OF JANUARY, 2013
M/s. Khaitan & Co. Advocates for the Applicant Company One Indiabulls Centre, 13th Floor, Tower I, 841 Senapati Bapat Marg, Mumbai 400 013

IN THE HIGH COURT OF JUDICATURE AT BOMBAY ORDINARY ORIGINAL CIVIL JURISDICTION COMPANY SUMMONS FOR DIRECTION NO. 858 OF 2012
In the matter of:
The Companies Act, 1956
And
In the matter of Sections 391 to 394 read with Sections 78, 100 to 103 of the Companies Act, 1956;
And
In the matter of:
iGATE Computer Systems Limited, a company incorporated under the provisions of the Companies Act, 1956;
And
In the mater of:
Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited.
iGATE Computer Systems Limited…Applicant Company
AFFIDAVIT IN SUPPORT OF THE REPORT OF THE CHAIRMAN OF THE MEETING OF EQUITY SHAREHOLDERS OF THE APPLICANT COMPANY DATED
THIS 31st DAY OF JANUARY, 2013
M/s. Khaitan & Co. Advocates for the Applicant Company One Indiabulls Centre, 13th Floor, Tower I, 841 Senapati Bapat Marg, Mumbai 400 013

iGATE COMPUTER SYSTEMS LIMITED

Regd. Office: Level II, Tower 3, Cybercity, Magarpatta City, Hadapsar, Pune 411 013,

Maharashtra

POLL RESULTS

Declaration of Results of Polls taken at the court convened meeting of the Equity Shareholders of iGATE Computer Systems Limited held on Tuesday, 22 January 2013 at 10:00 a.m. at Level II, Tower 3, Cybercity, Magarpatta City, Hadapsar, Pune 411 013, Maharashtra, pursuant to the Order dated 20 December 2012 of the Hon’ble High Court of Judicature at Bombay in Company Summons for Direction No. 858 of 2012 in connection with the Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited.

The Scrutineers have submitted their Reports dated 22nd January 2013 on the results of the polls taken on the resolutions for the amendment to the Scheme and the approval of the amended Scheme of Arrangement of iGATE Computer Systems Limited with {GATE Global Solutions Limited as proposed at the aforesaid court convened meeting. Extracts from their report is given below.

As per the results of the polls submitted by the Scrutineers, the resolutions proposed at the meeting were approved unanimously.

I shall submit my report regarding results of the voting/poll on the resolutions to the Hon’ble High Court of Judicature at Bombay within the prescribed time.

/s/ Mukund Srinath

Mukund Srinath

Chairman of the Meeting

Brief from Scrutineers’ Report

1.	The meeting of the equity shareholders of iGATE Computer Systems Limited was held on Tuesday, the 22 day of January, 2013 at 10:00 a.m. (1000 hours), the appointed time, at Level II, Tower 3, Cybercity, Magarpatta City, Hadapsar, Pune 411 013, Maharashtra, as directed by the Hon’ble High Court of Judicature at Bombay and was attended either personally or by proxy or by authorised representatives of 21 equity shareholders holding 11,29,46,417 equity shares of iGATE Computer Systems Limited.

2.	18 members present in person or by proxy or by authorised representative representing 11,29,46,355 equity shares cast their votes on the poll seeking approval to the proposed amendment to the Scheme of Arrangement of iGATE Computer Systems Limited with iGATE Global Solutions Limited (“Scheme”). 3 members present in person or by proxy or by authorised representative representing 62 equity shares did not cast their votes.

3.	1 ballot in which 2 members had cast their votes together representing 75 equity shares was found to be invalid. Therefore, 16 members present in person or by proxy or by authorised representative representing 11,29,46,280 equity shares cast their votes validly.

4.	16 equity shareholders holding in aggregate 11,29,46,280 equity shares, constituting 100% in number and representing 100% in holding of the equity shares, present in person or by proxy or by authorised representative and validly voting at the meeting, voted in favour of the amendment to the Scheme. Accordingly, the amendment to the Scheme was approved unanimously by members present in person or by proxy or by authorised representative and voting validly at the meeting.

5.	19 members present in person or by proxy or by authorised representative representing 11,29,46,415 equity shares cast their votes on the poll seeking approval to the amended Scheme. 2 members present in person or by proxy or by authorised representative representing 2 equity shares did not cast their votes.

6.	2 ballots, representing 37 equity shares were found to be invalid. Therefore, 17 members present in person or by proxy or by authorised representative representing 11,29,46,378 equity shares cast their votes validly.

7.	17 equity shareholders holding in aggregate 11,29,46,378 equity shares, constituting 100% in number and representing 100% in holding of the equity shares, present in person or by proxy or by authorised representative and validly voting at the meeting, voted in favour of the amended Scheme. Accordingly, the amended Scheme was approved unanimously by members present in person or by proxy or by authorised representative and voting validly at the meeting.

Dated: 31st January, 2013